2nd QUARTER 2020 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended June 30, 2020 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of June 30, 2020, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended June 30, 2020 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Portfolio ………………………………………………….……………………………………………………………… 10 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 13 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 14 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 15 Leasing Summary ………………………………………………………..…................................................................................ 16 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 17 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 18 COVID-19 Status of Tenants ………………………...………………………………..…............................................................ 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended June 30, 2020 (unaudited, dollars in thousands, except par values and share amounts) 06/30/20 12/31/19 ASSETS: Real Estate Investments: Land $ 881,657 $ 879,540 Building and improvements 2,262,445 2,252,301 3,144,102 3,131,841 Less: accumulated depreciation 425,009 390,916 2,719,093 2,740,925 Mortgage note receivable 5,000 13,000 Real Estate Investments, net 2,724,093 2,753,925 Cash and cash equivalents 151,372 3,800 Restricted cash 1,686 1,658 Tenant and other receivables, net 52,805 45,821 Acquired lease intangible assets, net 55,419 59,701 Prepaid expenses 1,642 3,169 Deferred charges, net 25,410 27,652 Other assets 17,706 18,031 TOTAL ASSETS $ 3,030,133 $ 2,913,757 LIABILITIES: Term loan $ 298,495 $ 298,330 Credit facility 230,633 80,743 Senior Notes 943,564 942,850 Mortgage notes payable 87,020 87,523 Acquired lease intangible liabilities, net 136,889 144,757 Accounts payable and accrued expenses 12,333 17,562 Tenants' security deposits 6,970 7,177 Other liabilities 47,408 42,987 TOTAL LIABILITIES 1,763,312 1,621,929 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,488,780 1,481,466 Dividends in excess of earnings (304,678) (297,998) Accumulated other comprehensive loss (11,648) (4,132) Total Retail Opportunity Investments Corp. stockholders' equity 1,172,466 1,179,348 Non-controlling interests 94,355 112,480 TOTAL EQUITY 1,266,821 1,291,828 TOTAL LIABILITIES AND EQUITY $ 3,030,133 $ 2,913,757 The Company's Form 10-Q for the quarter ended June 30, 2020, and Form 10-K for the year ended December 31, 2019 should be read in conjunction with the above information. - 4 -

Income Statements

Supplemental Disclosure
Quarter Ended June 30, 2020

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Month Ended	
	06/30/20	06/30/19	06/30/20	06/30/19
REVENUES:				
Rental revenue [(1)]	$ 65,734	$ 71,821	$ 139,931	$ 147,188
Other income	818	1,109	1,493	1,795
TOTAL REVENUES	66,552	72,930	141,424	148,983
OPERATING EXPENSES:				
Property operating	9,286	10,710	19,890	21,771
Property taxes	8,766	7,832	16,755	16,070
Depreciation and amortization	24,114	24,443	48,392	49,204
General and administrative expenses	3,929	4,950	7,873	9,226
Other expense	296	1,224	360	1,317
TOTAL OPERATING EXPENSES	46,391	49,159	93,270	97,588
Gain on sale of real estate	-	180	-	2,818
OPERATING INCOME	20,161	23,951	48,154	54,213
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(15,125)	(15,605)	(29,982)	(31,284)
NET INCOME	5,036	8,346	18,172	22,929
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(389)	(761)	(1,523)	(2,094)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 4,647	$ 7,585	$ 16,649	$ 20,835
NET INCOME PER COMMON SHARE - BASIC	$ 0.04	$ 0.07	$ 0.14	$ 0.18
NET INCOME PER COMMON SHARE - DILUTED	$ 0.04	$ 0.07	$ 0.14	$ 0.18
Weighted average common shares outstanding - basic	116,374	113,681	116,172	113,681
Weighted average common shares outstanding - diluted	126,548	125,458	126,879	125,458

[(1)] RENTAL REVENUE				
Base rents	$ 51,848	$ 51,548	$ 103,954	$ 102,826
Recoveries from tenants	16,941	16,674	34,358	33,972
Straight-line rent	319	546	230	1,726
Amortization of above- and below-market rent	2,522	3,460	8,000	9,938
Bad debt	(5,896)	(407)	(6,611)	(1,274)
TOTAL RENTAL REVENUE	$ 65,734	$ 71,821	$ 139,931	$ 147,188

The Company's Form 10-Q for the quarters ended June 30, 2020 and June 30, 2019 should be read in conjunction with the above information.

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Funds From Operations

Supplemental Disclosure
Quarter Ended June 30, 2020

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Month Ended	
	06/30/20	06/30/19	06/30/20	06/30/19
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC common stockholders	$ 4,647	$ 7,585	$ 16,649	$ 20,835
Plus:				
Depreciation and amortization expense	24,114	24,443	48,392	49,204
Less:				
Gain on sale of real estate	-	(180)	-	(2,818)
FUNDS FROM OPERATIONS - BASIC	28,761	31,848	65,041	67,221
Net income attributable to non-controlling interests	389	761	1,523	2,094
FUNDS FROM OPERATIONS - DILUTED	$ 29,150	$ 32,609	$ 66,564	$ 69,315
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.25	$ 0.28	$ 0.56	$ 0.59
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.23	$ 0.26	$ 0.52	$ 0.55
Weighted average common shares outstanding - basic	116,374	113,681	116,172	113,681
Weighted average common shares outstanding - diluted	126,548	125,458	126,879	125,458
Common dividends per share	$ -	$ 0.1970	$ 0.2000	$ 0.3940
FFO Payout Ratio	-	75.8%	38.5%	71.6%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (319)	$ (546)	$ (230)	$ (1,726)
Above/below market rent amortization, net	(2,522)	(3,460)	(8,000)	(9,938)
Non-cash interest expense	73	76	146	377
Deferred financing costs and mortgage premiums, net	529	518	1,055	1,033
Stock based compensation	2,168	2,239	4,024	3,890
Capital Expenditures				
Tenant improvements	$ 4,836	$ 5,671	$ 10,712	$ 10,697
Leasing commissions	200	183	698	501
Building improvements	214	499	443	332
Reimbursable property improvements	549	443	936	1,205
Pad and other development	1,296	729	4,202	2,322
Value enhancing tenant improvements	966	1,228	3,045	3,485

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended June 30, 2020

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Casitas Plaza Shopping Center	$	6,919	5.32%	4.20%	06/01/22	0.4%
Riverstone Marketplace		17,454	4.96%	3.80%	07/01/22	1.1%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.3%
Net unamortized premiums/deferred financing charges		1,147				
Total Mortgage Debt		87,020	4.34%	3.76%	3.9 Years (WA)	5.5%
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00%	5.21%	12/15/23	15.9%
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	15.9%
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	12.7%
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	15.9%
Net unamortized discounts/deferred financing charges		(6,436)				
Total Unsecured Senior Notes		943,564	4.30%	4.41%	5.4 Years (WA)	60.4%
Term Loan:						
Interest rate swaps		100,000	3.59%	3.59%	8/31/2022	6.5%
Interest rate swaps		200,000	2.74%	2.74%	8/31/2022	12.7%
Total Term Loan		300,000	3.02%	3.02%		19.2%
Total Fixed Rate Debt		**1,330,584**	**4.02%**	**4.06%**	**5.2 Years (WA)**	**85.1%**
Variable Rate Debt						
Credit Facility		233,500	1.08%	1.08%	02/20/24 (1)	14.9%
Net unamortized deferred financing charges		(2,867)				
Credit Facility, net		230,633				
Term Loan		300,000			01/20/25	
Net unamortized deferred financing charges		(1,505)				
Term Loan, net		298,495				
Interest rate swaps - Term loan		(300,000)				
Total Variable Rate Debt		**229,128**	**1.08%**	**1.08%**	**4.2 Years (WA)**	**14.9%**
TOTAL DEBT	**$**	**1,559,712**	**3.58%**	**3.62%**	**4.9 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(1,353)				
Net unamortized discounts on notes		3,432				
Net unamortized deferred financing charges		7,582				
Total Principal Debt	**$**	**1,569,373**				

(1) Does not include extension options available to ROIC.

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Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended June 30, 2020 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2020 $ 293 $ - $ - $ - $ - $ 293 0.0% 2021 717 - - - - 717 0.0% 2022 1,003 23,129 - - - 24,132 1.5% 2023 686 - - - 250,000 250,686 16.0% 2024 708 26,000 233,500 (1) - 250,000 510,208 32.6% 2025 550 32,787 - 300,000 - 333,337 21.3% 2026 - - - - 200,000 200,000 12.7% 2027 - - - - 250,000 250,000 15.9% 2028 - - - - - - 0.0% $ 3,957 $ 81,916 $ 233,500 $ 300,000 $ 950,000 $ 1,569,373 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 84 9,508,893 94.5% Encumbered properties 4 552,471 5.5% 88 10,061,364 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,483,500 94.5% Secured principal debt 85,873 5.5% Total Principal Debt $ 1,569,373 100.0% (1) Does not include extension options available to ROIC. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended June 30, 2020

(unaudited, in thousands, except per share amounts)

	06/30/20	03/31/20	12/31/19	09/30/19	06/30/19
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.0x	3.5x	3.4x	3.2x	3.1x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.9x	3.5x	3.3x	3.2x	3.1x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.9x	7.0x	7.0x	7.2x	7.5x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.2x	7.1x	7.0x	7.0x	7.2x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	51.8%	50.3%	48.7%	48.7%	50.1%
Total principal debt/undepreciated book value	45.4%	44.2%	43.0%	43.2%	44.7%
Secured principal debt/undepreciated book value	2.5%	2.6%	2.6%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	116,962	115,440	115,871	114,700	113,681
Operating partnership units (OP units) outstanding	9,413	10,934	11,051	11,227	11,407
Common stock price per share	$ 11.33	$ 8.29	$ 17.66	$ 18.23	$ 17.13
Total equity market capitalization	$ 1,431,828	$ 1,047,648	$ 2,241,442	$ 2,295,641	$ 2,142,752
Total principal debt	1,569,373	1,489,515	1,420,157	1,428,298	1,487,435
TOTAL MARKET CAPITALIZATION	$ 3,001,201	$ 2,537,163	$ 3,661,599	$ 3,723,939	$ 3,630,187
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	48.1%	46.9%	45.4%	45.8%	46.5%
Total secured debt to total assets not to exceed 40%	2.6%	2.7%	2.8%	2.8%	2.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	207.7%	213.5%	221.2%	219.0%	215.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.3x	3.3x	3.3x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended June 30, 2020

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,863	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%	2,475	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.7%	2,979	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	95.3%	1,859	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.9%	1,355	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,341	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	97.4%	2,283	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.2%	3,871	H-Mart Supermarket
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%	2,670	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.8%	12,748	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	93.5%	2,005	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%	2,309	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%	2,491	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	90.5%	4,260	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	84.7%	2,074	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	96.9%	1,781	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	93.8%	3,141	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	93.7%	4,952	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%	1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.5%	3,504	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**96.0%**	**$ 62,229**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	96.0%	$ 2,222	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,898	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	97.7%	2,914	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	95.5%	2,026	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	98.8%	1,816	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	92.5%	4,527	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,477	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	97.6%	3,411	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	96.9%	2,987	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,297**	**96.9%**	**$ 24,278**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	82.8%	$ 3,093	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	100.0%	2,701	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,502	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	97.2%	2,053	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	946	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	96.0%	3,208	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	131,252	95.4%	3,088	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**697,696**	**93.5%**	**$ 16,591**	
Southern California Totals					**4,724,752**	**95.9%**	**$ 103,098**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 2Q 2020.

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Supplemental Disclosure
Quarter Ended June 30, 2020

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	99.3%		2,840	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	90.7%		2,124	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,454	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		560	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	127,888	89.5%		2,780	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,369	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%		2,468	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	99.1%		2,540	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,785	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,239	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,750	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%		2,345	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%		1,021	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	95.9%		1,577	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,539	Safeway Supermarket
San Francisco metro area total					**1,294,814**	**97.6%**	**$**	**31,862**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	87.9%	$	2,634	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	90.9%		994	CVS Pharmacy
Sacramento metro area total					**287,759**	**88.4%**	**$**	**3,628**	
Northern California Totals					**1,582,573**	**95.9%**	**$**	**35,490**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 2Q 2020.

- 11 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended June 30, 2020

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR (1)	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$ 856	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,673	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,479	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%	1,914	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	2,004	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	96.1%	2,551	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	94.6%	1,754	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%	2,851	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	475,413	98.5%	11,428	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	3,401	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%	2,625	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	109,800	100.0%	2,366	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%	690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%	2,897	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	80.1%	931	Grocery Outlet Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%	1,033	Thriftway Supermarket
Summerwalk Village		Lacey	WA	12/13/19	58,484	97.9%	808	Walmart Neighborhood Market
Seattle metro area total					**2,002,583**	**98.5%**	**$ 42,261**	
Portland metro area								
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$ 3,785	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,848	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,819	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.0%	1,717	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,308	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	1,403	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,605	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%	1,079	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	2,078	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%	2,894	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,508	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%	1,566	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%	2,277	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%	833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%	2,106	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	98.2%	2,176	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	93.9%	926	Grocery Outlet Supermarket
Portland metro area total					**1,751,456**	**99.6%**	**$ 31,928**	
Pacific Northwest Totals					**3,754,039**	**99.0%**	**$ 74,189**	
TOTAL SHOPPING CENTERS					**10,061,364**	**97.0%**	**$ 212,777**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 2Q 2020.

- 12 -

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended June 30, 2020

(unaudited, dollars in thousands)

	Three Months Ended				Six Month Ended			
	06/30/20	06/30/19	$ Change	% Change	06/30/20	06/30/19	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	87	87			87	87		
Same-center occupancy	97.0%	97.9%		(0.9)%	97.0%	97.9%		(0.9)%
REVENUES:								
Base rents	$ 51,497	$ 50,737	$ 760	1.5%	$ 103,275	$ 100,955	$ 2,320	2.3%
Percentage rent	120	46	74	160.9%	213	133	80	60.2%
Recoveries from tenants	16,677	16,421	256	1.6%	33,909	33,188	721	2.2%
Other property income	354	846	(492)	(58.2)%	682	1,439	(757)	(52.6)%
Bad debt	(5,692)	(297)	(5,395)	1816.5%	(6,177)	(902)	(5,275)	584.8%
TOTAL REVENUES	62,956	67,753	(4,797)	(7.1%)	131,902	134,813	(2,911)	(2.2%)
OPERATING EXPENSES:								
Property operating expenses	9,839	11,056	(1,217)	(11.0%)	20,964	21,883	(919)	(4.2%)
Property taxes	8,648	7,666	982	12.8%	16,679	15,683	996	6.4%
TOTAL OPERATING EXPENSES	18,487	18,722	(235)	(1.3%)	37,643	37,566	77	0.2%
SAME-CENTER CASH NET OPERATING INCOME	**$ 44,469**	**$ 49,031**	**$ (4,562)**	**(9.3%)**	**$ 94,259**	**$ 97,247**	**$ (2,988)**	**(3.1%)**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	06/30/20	06/30/19	06/30/20	06/30/19
GAAP Operating Income	$ 20,161	$ 23,951	$ 48,154	$ 54,213
Depreciation and amortization	24,114	24,443	48,392	49,204
General and administrative expenses	3,929	4,950	7,873	9,226
Other expense	296	1,224	360	1,317
Gain on sale of real estate	-	(180)	-	(2,818)
Straight-line rent	(319)	(546)	(230)	(1,726)
Amortization of above- and below-market rent	(2,522)	(3,460)	(8,000)	(9,938)
Property revenues and other expenses (2)	(99)	43	(248)	296
TOTAL COMPANY CASH NET OPERATING INCOME	45,560	50,425	96,301	99,774
Non Same-Center Cash NOI	(1,091)	(1,394)	(2,042)	(2,527)
SAME-CENTER CASH NET OPERATING INCOME	**$ 44,469**	**$ 49,031**	**$ 94,259**	**$ 97,247**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

- 13 -

Supplemental Disclosure Top Ten Tenants Quarter Ended June 30, 2020 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.8% $ 11,887 5.6% 2 Kroger Supermarkets 11 483,455 5.0% 7,335 3.4% 3 JP Morgan Chase 21 95,163 1.0% 3,111 1.5% 4 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 5 SaveMart Supermarkets 4 187,639 1.9% 2,901 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 7 Trader Joe's 8 96,714 1.0% 2,802 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,693 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.3% Top 10 Tenants Total 101 2,770,661 28.5% $ 42,037 19.8% Other Tenants 1,818 6,987,706 71.5% 170,740 80.2% Total Portfolio 1,919 9,758,367 100.0% $ 212,777 100.0% - 14 -

Supplemental Disclosure
Quarter Ended June 30, 2020

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	1	39,956	0.4%	$	535	0.3%	$	13.40
2021	11	318,254	3.3%		3,621	1.7%		11.38
2022	18	530,799	5.4%		7,098	3.3%		13.37
2023	26	836,758	8.6%		12,757	6.0%		15.25
2024	16	595,384	6.1%		9,669	4.5%		16.24
2025	20	684,653	7.0%		9,049	4.2%		13.22
2026	12	443,294	4.5%		6,218	2.9%		14.03
2027	6	123,082	1.3%		1,781	0.8%		14.47
2028	14	514,446	5.3%		9,360	4.4%		18.19
2029	10	354,143	3.6%		5,472	2.6%		15.45
2030+	27	996,783	10.2%		15,226	7.2%		15.28
	161	5,437,552	55.7%	$	80,786	37.9%	$	14.86

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	114	236,714	2.4%	$	6,966	3.3%	$	29.43
2021	295	586,993	6.0%		17,884	8.4%		30.47
2022	279	613,102	6.3%		18,858	8.9%		30.76
2023	282	639,634	6.6%		20,092	9.4%		31.41
2024	251	597,349	6.1%		18,502	8.7%		30.97
2025	218	559,738	5.7%		16,192	7.6%		28.93
2026	72	221,956	2.3%		6,617	3.1%		29.81
2027	66	210,697	2.2%		6,145	2.9%		29.16
2028	57	183,155	1.9%		6,403	3.0%		34.96
2029	45	144,512	1.5%		4,647	2.2%		32.16
2030+	79	326,965	3.3%		9,852	4.6%		30.13
	1,758	4,320,815	44.3%	$	132,158	62.1%	$	30.59

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	115	276,670	2.8%	$	7,501	3.6%	$	27.11
2021	306	905,247	9.3%		21,505	10.1%		23.76
2022	297	1,143,901	11.7%		25,956	12.2%		22.69
2023	308	1,476,392	15.2%		32,849	15.4%		22.25
2024	267	1,192,733	12.2%		28,171	13.2%		23.62
2025	238	1,244,391	12.7%		25,241	11.8%		20.28
2026	84	665,250	6.8%		12,835	6.0%		19.29
2027	72	333,779	3.5%		7,926	3.7%		23.75
2028	71	697,601	7.2%		15,763	7.4%		22.60
2029	55	498,655	5.1%		10,119	4.8%		20.29
2030+	106	1,323,748	13.5%		25,078	11.8%		18.94
	1,919	9,758,367	100.0%	$	212,944	100.0%	$	21.82

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 15 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Leasing Summary

Supplemental Disclosure
Quarter Ended June 30, 2020

	For the Three Months Ended June 30, 2020			For the Six Months Ended June 30, 2020		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	18	1	19	34	2	36
Gross Leasable Area (sq. ft.)	32,352	21,600	53,952	58,832	74,775	133,607
Initial Base Rent ($/sq. ft.) (1)	$ 28.92	$ 14.00	$ 22.95	$ 32.87	$ 13.07	$ 21.79
Tenant Improvements ($/sq. ft.)	$ 4.95	$ -	$ 2.97	$ 4.31	$ 6.69	$ 5.64
Leasing Commissions ($/sq. ft.)	$ 3.63	$ -	$ 2.18	$ 3.52	$ -	$ 1.55
Weighted Average Lease Term (Yrs.) (2)	7.5	10.8	8.8	7.0	18.3	13.3
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	30	2	32	82	6	88
Gross Leasable Area (sq. ft.)	46,206	75,300	121,506	152,165	187,621	339,786
Initial Base Rent ($/sq. ft.) (1)	$ 32.39	$ 14.00	$ 21.00	$ 31.17	$ 12.73	$ 20.99
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.39	$ -	$ 0.17
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.38	$ -	$ 0.17
Weighted Average Lease Term (Yrs.) (2)	4.2	5.0	4.7	4.8	5.0	4.9
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	48	3	51	116	8	124
Gross Leasable Area (sq. ft.)	78,558	96,900	175,458	210,997	262,396	473,393
Initial Base Rent ($/sq. ft.) (1)	$ 30.96	$ 14.00	$ 21.60	$ 31.65	$ 12.83	$ 21.22
Tenant Improvements ($/sq. ft.)	$ 2.04	$ -	$ 0.91	$ 1.48	$ 1.91	$ 1.72
Leasing Commissions ($/sq. ft.)	$ 1.49	$ -	$ 0.67	$ 1.25	$ -	$ 0.56
Weighted Average Lease Term (Yrs.) (2)	5.6	6.3	6.0	5.4	8.8	7.3

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 16 -

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended June 30, 2020

	For the Three Months Ended June 30, 2020			For the Six Months Ended June 30, 2020		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	11	1	12	20	2	22
Comparative GLA (sq. ft.) (1)	19,791	21,600	41,391	35,904	74,775	110,679
Prior Base Rent ($/sq. ft.) (2)	$ 29.66	$ 14.00	$ 21.49	$ 31.67	$ 10.85	$ 17.60
Initial Base Rent ($/sq. ft.)	$ 33.43	$ 14.00	$ 23.29	$ 35.75	$ 13.07	$ 20.42
Percentage Change in Base Rents	12.7%	-	8.4%	12.9%	20.4%	16.0%
Tenant Improvements ($/sq. ft.)	$ 8.08	$ -	$ 3.87	$ 5.95	$ 6.69	$ 6.45
Leasing Commissions ($/sq. ft.)	$ 3.15	$ -	$ 1.51	$ 2.95	$ -	$ 0.96
Weighted Average Lease Term (Yrs.) (3)	7.1	10.8	9.0	7.0	18.3	14.6

Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	30	2	32	82	6	88
Comparative GLA (sq. ft.)	46,206	75,300	121,506	152,165	187,621	339,786
Prior Base Rent ($/sq. ft.) (2)	$ 30.41	$ 12.94	$ 19.59	$ 28.62	$ 12.08	$ 19.49
Initial Base Rent ($/sq. ft.)	$ 32.39	$ 14.00	$ 21.00	$ 31.17	$ 12.73	$ 20.99
Percentage Change in Base Rents	6.5%	8.2%	7.2%	8.9%	5.4%	7.7%
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.39	$ -	$ 0.17
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.38	$ -	$ 0.17
Weighted Average Lease Term (Yrs.) (3)	4.2	5.0	4.7	4.8	5.0	4.9

Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	41	3	44	102	8	110
Comparative GLA (sq. ft.) (1)	65,997	96,900	162,897	188,069	262,396	450,465
Prior Base Rent ($/sq. ft.) (2)	$ 30.19	$ 13.18	$ 20.07	$ 29.20	$ 11.73	$ 19.03
Initial Base Rent ($/sq. ft.)	$ 32.70	$ 14.00	$ 21.58	$ 32.05	$ 12.83	$ 20.85
Percentage Change in Base Rents	8.3%	6.3%	7.5%	9.7%	9.3%	9.6%
Tenant Improvements ($/sq. ft.)	$ 2.42	$ -	$ 0.98	$ 1.45	$ 1.91	$ 1.72
Leasing Commissions ($/sq. ft.)	$ 0.95	$ -	$ 0.38	$ 0.87	$ -	$ 0.36
Weighted Average Lease Term (Yrs.) (3)	5.1	6.3	5.8	5.2	8.8	7.3

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended June 30, 2020 (dollars in thousands) 06/30/20 03/31/20 12/31/19 09/30/19 % leased at beginning of quarter 97.7% 97.9% 97.7% 97.9% % billed at beginning of quarter 93.9% 94.4% 95.1% 95.3% ABR of new leases signed/not yet commenced - at beginning of quarter $ 7,041 $ 6,482 $ 5,945 $ 6,247 less: ABR of new leases commenced during quarter (844) (954) (1,370) (2,156) less: ABR of new leases dismissed during quarter (865) - - - plus: ABR of new leases signed during quarter 558 1,513 1,907 1,854 ABR of new leases signed/not yet commenced - at end of quarter $ 5,890 $ 7,041 $ 6,482 $ 5,945 % leased at end of quarter 97.0% 97.7% 97.9% 97.7% % billed at end of quarter 94.2% 93.9% 94.4% 95.1% ABR of new leases commenced during quarter - actual cash received $ 183 $ 169 $ 222 $ 247 - 18 -

COVID-19 IMPACT - Status of Tenant Base

Supplemental Disclosure
Quarter Ended June 30, 2020

as of July 27, 2020 [(1)]

Tenant Type

	% Open [(1)]		% of Base Rent Paid	
	by GLA	**by ABR**	**2Q20**	**July**
Grocery	100.0%	100.0%	98.7%	99.1%
Drug Store	99.6%	99.4%	98.7%	97.2%
Automotive Supply	99.2%	98.8%	99.8%	99.9%
Electronics	89.5%	88.5%	99.4%	99.8%
Off-price	100.0%	100.0%	91.6%	98.9%
Home Improvement	100.0%	100.0%	99.1%	98.6%
Financial Services	91.9%	91.9%	97.7%	98.5%
Sporting Goods	100.0%	100.0%	78.8%	96.2%
Pet Supply	100.0%	100.0%	91.9%	92.9%
Medical & Dental	93.7%	93.6%	85.4%	89.7%
Postal Services	100.0%	100.0%	88.9%	92.9%
Fast Food Restaurants	95.2%	94.6%	88.7%	89.3%
Local Services	90.4%	91.3%	82.4%	86.7%
Wireless	95.2%	95.8%	86.0%	86.0%
Home Decor	96.6%	96.5%	58.1%	88.3%
General Retail	96.3%	93.5%	60.2%	78.3%
Non-retail	82.6%	87.9%	91.1%	73.9%
Salons	54.5%	53.4%	55.2%	73.9%
Limited Service Restaurants	87.3%	89.0%	72.5%	69.1%
Apparel	79.0%	83.1%	83.5%	80.0%
Education	48.2%	49.9%	64.0%	63.5%
Entertainment	0.0%	0.0%	58.5%	50.1%
Full Service Restaurants	89.6%	90.6%	64.9%	59.2%
Fitness	32.7%	36.4%	34.9%	40.7%
Total	**88.0%**	**87.5%**	**81.9%**	**84.9%**

Anchor & Non-Anchor

	% Open [(1)]		% of Base Rent Paid	
	by GLA	**by ABR**	**2Q20**	**July**
Anchors	90.4%	90.1%	78.3%	85.6%
Non-Anchors	85.0%	85.8%	77.3%	81.7%
Total	**88.0%**	**87.5%**	**81.9%**	**84.9%**

National, Regional & Local

	% Open [(1)]		% of Base Rent Paid	
	by GLA	**by ABR**	**2Q20**	**July**
National	89.7%	89.1%	84.0%	88.8%
Regional	96.7%	95.2%	81.8%	86.8%
Local	80.7%	82.6%	76.4%	75.3%
Total	**88.0%**	**87.5%**	**81.9%**	**84.9%**

Metro Market

	% Open [(1)]		% of Base Rent Paid	
	by GLA	**by ABR**	**2Q20**	**July**
Los Angeles	85.5%	86.4%	81.6%	84.1%
Orange County	91.1%	88.8%	76.5%	79.0%
San Diego	83.6%	83.0%	85.2%	88.0%
Southern California	**86.5%**	**86.4%**	**80.9%**	**83.5%**
San Francisco	85.5%	83.6%	83.7%	87.9%
Sacramento	87.0%	88.9%	86.2%	93.0%
Northern California	**85.8%**	**84.2%**	**83.9%**	**88.4%**
Seattle	89.4%	89.5%	80.5%	83.6%
Portland	92.3%	91.9%	84.7%	87.4%
Pacific Northwest	**90.7%**	**90.5%**	**82.4%**	**85.3%**
Total	**88.0%**	**87.5%**	**81.9%**	**84.9%**

(1) Data is to the best of ROIC's knowledge as of July 27, 2020. ROIC expects this data to change going forward.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Investor Information Quarter Ended June 30, 2020 Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Ashley Rubino Constance Adams NASDAQ: ROIC arubino@roireit.net ComputerShare 11250 El Camino Real, Suite 200 858.255.4913 constance.adams@computershare.com San Diego, CA 92130 Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 - 20 -